Exhibit 10.9.1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT A

PROJECT RIDER #2

This Rider #2 (“Rider”) is issued pursuant to the Collaboration Agreement (“Agreement”), effective November 10, 2017, between Magenta Therapeutics (“Magenta”) and Be The Match BioTherapies, LLC (“BTMB”) and incorporates all of the terms and conditions therein. The effective date of this Rider shall be the date of the final signature executing this Rider.

POINT OF CONTACT

Be The Match BioTherapies - 500 N 5th St.. Minneapolis. MN 55401

•	Contact: [***]

•	Phone: [***]

•	E-mail: [***]

Magenta Therapeutics - 50 Hampshire St. Cambridge. MA 02139

•	Contact: [***]

•	Phone: [***]

•	E-mail: [***]

BTMB and Magenta (each a “Party” and collectively the “Parties”) agree as follows:

A.	STATEMENT OF WORK.

BTMB will provide the following services:

SET UP AND MOCK SHIPMENT

BTMB will build an upfront set-up process customized to Magenta’s specifications, including creating a logistics plan, and providing training to the manufacturer, and transplant sites. BTMB will also provide the planning and facilitation of a shipment of mock manufactured product, e.g. saline, from Magenta selected manufacturing facility to Magenta identified site, as listed in Exhibit A. Planning and facilitation includes coordinating shipping with the manufacturer and transplant site, supplying sample documentation to be used with the mock shipment, and providing detailed oversight of the project to achieve shipping specifications, Magenta will supply mock product and product configuration to be loaded into the LN2 shippers. A report of the mock shipment results will be provided to Magenta by BTMB. These shipments will help confirm that the manufacturing facility is capable of handling and packaging materials for safe shipment.

Shipment will use mutually agreeable service provider (e.g., Cryoport, World Courier) and be managed via BTMB processes, using qualified, charged LN2 vapor shippers and digital temperature trackers. BTMB will provide Magenta records and temperature transport data.

Services Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

RESEARCH PRODUCT SHIPMENT

BTMB will plan, facilitate and provide Case Management and Logistics support of a shipment of research manufactured product, e.g. cells, from Magenta selected manufacturing facility to Magenta identified site, as listed in Exhibit A. Magenta will supply research product and product configuration to be loaded into the LN2 shippers. All shipment documentation will be provided by Magenta or by its selected manufacturer.

Shipment will use mutually agreeable service provider (e.g., Cryoport, World Courier) and be managed via BTMB processes, using qualified, charged LN2 vapor shippers and digital temperature trackers. BTMB will provide Magenta records and temperature transport data.

B.	PROJECT CHANGES.

The Parties understand that in order to reflect changes to this Rider, the Rider will be subject to amendment by the Parties. Each party’s respective Point Of Contact identified above may request or submit a written request for change to the other party’s Point of Contact. The request for change should describe in appropriate detail the nature, extent and proposed manner of performance of the proposed change, related implications (if any) arising there from and estimated scheduling, pricing and cost information relating thereto. Written approval or rejection of the requested change will be provided within [***] from the date of receipt.

C.	COMPENSATION OF BTMB.

BTMB shall be compensated in exchange for the provision of services in accordance with the terms of the Agreement in accordance with the Payment Schedule set forth below. All amounts due under this Payment Schedule will be invoiced in United States Dollars as follows:

1.	Payment Schedule

1.1	Set up and Initial Mock Shipment

Magenta agrees to pay BTMB $[***] ([***] dollars) to provide upfront set-up, planning and facilitation of the mock shipment from the manufacturing facility to the identified site and provide a report.

1.2	Ongoing Shipments

Magenta agrees to pay BTMB $[***] ([***] dollars) to plan, facilitate and provide Case Management and Logistics support of the ongoing shipment from the manufacturing facility to the identified site.

1.3	Logistics Costs

Magenta agrees to pay all actual shipping fees (billed at cost) associated with each mock and ongoing shipments of product. BTMB will not mark up these fees and will work to secure the best possible pricing for Magenta while maintaining the needed compliance and chain of custody requirements.

Services Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

2.	Travel

Any travel by BTMB personnel under this Rider shall be approved in writing in advance by Magenta. All travel and any reasonable expenses associated with pre-approved travel will be reimbursed by Magenta in accordance with the applicable BTMB travel policies and procedures in effect at such time as the travel and/or travel expenses are incurred by BTMB. BTMB will use its own designated travel agency to book pre-approved travel.

Travel expenses incurred will be categorized as “Travel” on BTMB invoices and will be appropriately described.

3.	Invoice.

BTMB may use its own invoice format referencing this Rider or Purchase Order assigned. All BTMB invoices shall be sent to the Magenta Point of Contact provided at the address listed above or via email to Magenta Accounting at [***].

All duly issued invoices are due and payable within [***] from invoice date in currency USD. Invoice number must be included with payment.

For automated clearing house (ACH) remit funds (free of all bank fees) to:

[***]

Magenta is not required to pay any amounts, costs or expenses, except as expressly set forth in this Section (C).

D.	TERM. The term of this Rider shall commence on the Rider effective date set forth above and continue and remain in effect through [***] from the Rider effective date.

E.	TERMINATION OF RIDER.

Upon the effective date of any termination, BTMB shall immediately cease performance of its Services. Magenta agrees to pay BTMB for all services performed through the effective date of termination.

This Rider must be signed by individuals authorized to legally bind their respective Parties.

[Signature Page Follows]

Services Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BE THE MATCH BIOTHERAPIES, LLC		MAGENTA THERAPEUTICS

By:	/s/ Brian Lindberg	By:	/s/ Karen M. Nichols
	Authorized Signature		Authorized Signature

	Brian Lindberg		Karen M. Nichols
	(Typed/Printed Name)		(Typed/Printed Name)

Title:	Corporate Vice President	Title:	VP, Regulatory and Quality

Date:	Jun 22, 2018	Date:	26 Jun 2018

Services Agreement

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A

SITE(S)

Manufacturer

University of MN—Minneapolis, MN

Transplant Centers

Duke University—Durham, NC

Emory University—Atlanta, GA

Cincinnati Children’s Hospital—Cincinnati, OH

Services Agreement